UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
 (Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Item 1. Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2016

Annual Report

Emerging Markets Total Income Fund

Distribution Policy
November 30, 2016

Stone Harbor Emerging Markets Total Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.1511 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. In addition, the Fund may distribute more than its income and net realized capital gains, and therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to that shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported to shareholders during the fiscal year are only estimates and are not provided for tax or financial reporting purposes. The actual amounts and sources of the amounts for tax or financial reporting purposes will depend upon the Fund’s investment experience during the year and are subject to change.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Table of Contents

Shareholder Letter	2
Summary of Portfolio Holdings	4
Growth of $10,000 Investment	5
Report of Independent Registered Public Accounting Firm	6
Statement of Investments	7
Statement of Assets & Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Summary of Dividend Reinvestment Plan	30
Additional Information	31
Trustees & Officers	33
Benchmark Descriptions	37

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

November 30, 2016 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Total Income Fund (“EDI” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non‐U.S. dollar), and corporate debt from EM issuers. Additionally, the Fund may invest up to 20% of its assets in emerging markets equity.

Our investment thesis is straightforward ‐ despite periods of high market volatility, we believe EM debt markets continue to offer attractive investment opportunities for total return investors. This most recent six month period for the Fund had periods of high returns that were book-ended by periods of high volatility. That volatility was caused by developed market events that we’ll describe in this report. Nonetheless, we believe most EM countries maintain prudent debt levels and substantially lower fiscal deficits relative to the developed world. Furthermore, in this era of very low interest rates and quantitative easing in the developed world, the majority of EM countries are pursuing orthodox monetary policies, in our view. In addition, we believe EM debt still offers higher yields than advanced economy debt, even though EMs have better fundamentals in most cases, based on our analysis. This combination of high yields and attractive fundamentals supports our efforts to seek to maximize total return.

We believe that a key advantage we have in managing EDI is the latitude to adjust the risk in the portfolio based on fundamental economic and credit views, as well as our assessment of the macroeconomic environment. Our investment process focuses on allocating to three distinct sectors of EM debt ‐ hard currency sovereigns, local currency sovereigns, and corporates ‐ each of which tend to behave differently in various macroeconomic environments. We also can invest a portion of EDI in emerging markets equity. We believe these allocation decisions provide important diversification benefits.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM risk.

Performance Review

The total return on net asset value (NAV) of EDI for the six months ending November 30, 2016 was 5.93%. For the same period, the Fund maintained an average discount to its NAV of 6.09%(1). Market tracking indices for the three sectors of EM debt(2)— external sovereign debt, local currency debt, and corporate debt — delivered total returns of 1.87%, 0.23% and 2.73%, respectively, during the reporting period. As discussed above, asset allocation is an important factor in our management of the Fund. Our allocation to local currency sovereign debt ranged from approximately 32% to 37% of the total portfolio during the six month period. The allocation was substantially below our long term allocation to local currency debt.

Our exposure to oil credits helped Fund performance during the six month period. The list of countries that were among the main contributors to our performance is quite diverse but a common factor was a dependence on oil production and exports. Our positions in Ghana, Iraq, Ecuador, Kazakhstan, and Venezuela all made important contributions to fund returns. Brazil was also an important contributor as supportive commodity prices and a partial resolution of the political crisis drove returns for the period. Brazil was our largest position and the largest contributor to returns across external sovereign, local currency sovereign, and corporate debt sectors.

Throughout the six month period, leverage consisted primarily of short‐term reverse repurchase agreements through which the Fund borrowed funds by selling securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 1.28% per annum. The level of gross leverage reached a maximum of 33.33% of total assets on November 11, 2016 and a minimum of 23.03% on July 14, 2016. By the end of the reporting period, leverage was approximately 32.82%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk, as well as to more efficiently gain exposure to certain positions. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $1.1 million. During the six month period, these derivative positions generated net realized gains of approximately $2.6 million and $641,000 in unrealized depreciation for a net increase in operations of $2 million.

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Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

November 30, 2016 (Unaudited)

Market Review and Outlook

In our view, the total returns for EM indices for the reporting period reflected a combination of events in developed markets and emerging markets overlayed by valuations in emerging markets.

Macroeconomic developments in advanced economies are important inputs into our assessment of the outlook for EM debt returns. The impact of developments outside the emerging markets on emerging market valuations has been a critical variable in the performance of emerging market assets since the end of the 2008 financial crisis. These factors, including slow growth and abnormally low interest rates, weighed on emerging markets in earlier periods. During this six month period, these factors largely underscored the higher yields and stronger fundamentals available in emerging markets. Two events in the developed world increased volatility during the period – the Brexit vote just before the beginning of the period, and the Republican Party sweep of the US elections in November.

The emerging markets impact of the surprise vote by Britons to leave the EU was primarily felt in local currency exchange rates during the month of May, before the beginning of the six month period. While emerging markets were under pressure in May, all three sectors rebounded strongly in June. The primary impact of the Brexit vote on emerging markets was an increase in short term volatility. The impact of the US election on emerging markets returns has been more pronounced and wide‐spread. All three EM sectors generated negative returns after the election. The direction of policies in the Trump administration remains uncertain but a pick‐up in US GDP growth, higher interest rates and a stronger US dollar all seem likely in our view. For EMs, an improving US growth outlook would be positive while higher US rates would be negative, in our view. In addition, the threat of more protectionist trade policies weighs on EM markets. As of this time, following the initial market adjustment we expect short term volatility until US trade policy details become clearer.

Despite these influences from advanced economies, our fundamental views on emerging markets have not changed. We continue to believe that many EM country growth rates should improve in the next 12‐18 months. In addition to good growth and solid fundamentals, emerging market debt assets continue to offer attractive valuations, in our opinion.

In the past, we have detailed some of the key risks to our constructive outlook for emerging markets debt. Today, those risks seem to emanate from both developed and EM countries. The likelihood of further increases in US interest rates, the uncertainty surrounding Trump administration policies, the ongoing political and religious strife in the Middle East and weak growth in Europe are all potential risks. However, our base case return scenarios for EM debt over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of emerging market bonds, currencies, local interest rates and equities reflect adequate compensation for risk within the current macroeconomic environment. Based on this process, we continue to believe that EM debt will generate among the highest returns in the fixed income markets.

Other general risks of the Fund relate to our use of leverage and also to the longer‐term prospects for a rise in global interest rates. Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through our investment process that determines sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDI may offer an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your confidence in our ability to invest in these challenging markets and look forward to reporting on EDI in six months.

Sincerely,

Thomas K. Flanagan
Chairman of the Board of Trustees

(1)
Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

(2)	J.P. Morgan EMBI Global Diversified, J.P. Morgan GBI-EM Global Diversified, and J.P. Morgan CEMBI Broad Diversified.

Annual Report | November 30, 2016	3

Stone Harbor Emerging Markets Total Income Fund	Summary of Portfolio Holdings

November 30, 2016 (Unaudited)

Fund Details
Market Price	$13.00
Net Asset Value (NAV)	$13.94
Premium/(Discount)	(6.74%)
Current Distribution Rate(1)	13.95%
Net Assets (in millions)	$134

Country Allocation (as a % of Total Net Assets)(3)
Country Breakdown	%
Brazil (Includes ETF)	22.62%
Argentina	16.46%
Mexico	14.87%
South Africa	11.22%
Turkey (Includes ETF)	10.58%
Russia	7.07%
Colombia	5.23%
Indonesia	4.95%
Venezuela	4.62%
Ukraine	4.55%
Ghana	4.38%
Iraq	4.37%
Ecuador	4.32%
Ivory Coast	4.24%
El Salvador	4.04%
Lebanon	3.13%
Costa Rica	1.85%
Angola	1.84%
Kazakhstan	1.48%
Gabon	1.47%
Chile	1.43%
Nigeria	1.36%
Zambia	1.04%
Kenya	1.01%
Guatemala	0.75%
India	0.52%
Macau	0.47%
Sri Lanka	0.39%
Ethiopia	0.38%
Suriname	0.25%
Algeria	0.12%
Total	141.01%
Short Term Investments	0.00%*
Liabilities in Excess of Other Assets	‐41.01%
Total Net Assets	100.00%
Security Type Allocation(2)

Sector Allocation(2)
Sovereign Local	37.13%
Sovereign External	45.72%
Corporate	10.97%
Equity	4.10%
Cash & Equivalents / U.S. Treasuries	2.08%

Regional Breakdown(2)
Latin America	53.16%
Africa	18.75%
Europe	16.35%
Middle East	5.27%
Asia	4.39%
Cash & Equivalents /
U.S. Treasuries	2.08%
Sovereign Local Currency Breakdown(2)
Brazilian Real	6.77%
Mexican Peso	6.37%
South African Rand	5.96%
Russian Ruble	4.91%
Turkish New Lira	3.87%
Colombian Peso	3.43%
Indonesian Rupiah	3.43%
Argentine Peso	2.39%
Total	37.13%

*	Less than .005% of Net Assets.
(1)
Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s   monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to   maintain a level distribution.

(2)
Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of credit default swaps and interest rate swaps as described on pages 12-13.

(3)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

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Stone Harbor Emerging Markets Total Income Fund	Growth of $10,000 Investment

November 30, 2016 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Total Income Fund and the J.P. Morgan Emerging Markets Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified (please refer to the Additional Information section for detailed benchmark descriptions).

Total Returns as of November 30, 2016 (Inception Date, October 25, 2012)

		Average Annual Return
	6 Months	1 Year	3 Year	Since Inception
Stone Harbor Emerging Markets Total Income Fund – NAV	5.93%	10.66%	0.10%	-2.08%
Stone Harbor Emerging Markets Total Income Fund – Market Price	10.44%	21.97%	0.39%	-4.79%
J.P. Morgan CEMBI Broad Diversified	2.73%	7.46%	5.03%	3.85%
J.P. Morgan EMBI Global Diversified	1.87%	7.19%	5.90%	3.15%
J.P. Morgan GBI-EM Global Diversified	0.23%	5.52%	-4.87%	-4.85%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

Annual Report | November 30, 2016	5

Stone Harbor Emerging Markets Total Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Stone Harbor Emerging Markets Total Income Fund:

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Total Income Fund (the “Fund”), including the statement of investments, as of November 30, 2016, and the related statements of operations and cash flows for the period from June 1, 2016 through November 30, 2016 and for the year ended May 31, 2016, the statements of changes in net assets for the period from June 1, 2016 through November 30, 2016 and for each of the two years in the period ended May 31, 2016, and the financial highlights for the period from June 1, 2016 through November 30, 2016, each of the three years in the period ended May 31, 2016, and for the period from October 25, 2012 (Commencement of Operations) to May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stone Harbor Emerging Markets Total Income Fund as of November 30, 2016, the results of its operations and its cash flows for the period from June 1, 2016 through November 30, 2016 and for the year ended May 31, 2016, the changes in its net assets for the period from June 1, 2016 through November 30, 2016 and for each of the two years in the period ended May 31, 2016, and the financial highlights for the period from June 1, 2016 through November 30, 2016, each of the three years in the period ended May 31, 2016, and for the period from October 25, 2012 (Commencement of Operations) to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
January 26, 2017

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2016

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SOVEREIGN DEBT OBLIGATIONS ‐ 102.79%
Angola ‐ 1.10%
Republic of Angola:
		USD	7.00%	08/16/19	318,313	$318,448	(1)
		USD	9.50%	11/12/25	570,000	531,169	(1)
		USD	9.50%	11/12/25	667,000	621,560	(2)(3)
						1,471,177

Argentina ‐ 15.03%
Provincia del Chaco		USD	9.38%	08/18/24	750,000	710,625	(1)
Republic of Argentina:
		ARS	18.20%	10/03/21	30,574,000	1,935,171
		USD	7.50%	04/22/26	124,000	125,364	(2)
		ARS	15.50%	10/17/26	43,647,000	2,678,671
		EUR	7.82%	12/31/33	2,825,484	2,889,777
		USD	8.28%	12/31/33	7,885,606	7,865,892	(3)
		EUR	0.00%	12/15/35	12,524,789	1,300,891	(4)
		EUR	2.26%	12/31/38	313,339	182,651	(5)
		USD	2.50%	12/31/38	4,127,000	2,450,406	(3)(5)
						20,139,448

Brazil ‐ 14.84%
Brazil Minas SPE via State of Minas Gerais		USD	5.33%	02/15/28	7,203,000	6,860,857	(1)(3)
Nota Do Tesouro Nacional:
		BRL	10.00%	01/01/21	40,000,000	11,216,230
		BRL	10.00%	01/01/25	6,000,000	1,618,745
Republic of Brazil		USD	7.13%	01/20/37	171,000	179,550
						19,875,382

Colombia ‐ 4.82%
Bogota Distrio Capital		COP	9.75%	07/26/28	6,130,000,000	2,038,581	(1)
Republic of Colombia:
		COP	10.00%	07/24/24	7,100,000,000	2,693,816
		COP	7.75%	09/18/30	5,200,000,000	1,721,768
						6,454,165

Costa Rica ‐ 1.85%
Republic of Costa Rica:
		USD	7.00%	04/04/44	915,000	848,663	(1)(3)
		USD	7.00%	04/04/44	1,751,000	1,624,052	(2)(3)
						2,472,715

Ecuador ‐ 0.41%
Republic of Ecuador:
		USD	7.95%	06/20/24	226,000	207,355	(2)
		USD	7.95%	06/20/24	378,000	346,815	(1)
						554,170

El Salvador ‐ 4.04%
Republic of El Salvador:
		USD	7.75%	01/24/23	2,532,000	2,557,320	(1)(3)
		USD	5.88%	01/30/25	395,000	347,600	(1)
		USD	6.38%	01/18/27	469,000	413,892	(2)
		USD	8.25%	04/10/32	628,000	624,860	(1)
		USD	7.65%	06/15/35	445,000	390,488	(1)

See Notes to Financial Statements.

Annual Report | November 30, 2016	7

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2016

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
El Salvador (continued)
Republic of El Salvador: (continued)
		USD	7.63%	02/01/41	1,250,000	$1,078,125	(1)(3)
						5,412,285

Ethiopia ‐ 0.38%
Federal Democratic Republic of Ethiopia		USD	6.63%	12/11/24	570,000	510,150	(2)

Gabon ‐ 1.47%
Republic of Gabon:
		USD	6.38%	12/12/24	571,000	502,480	(2)
		USD	6.95%	06/16/25	1,669,000	1,470,806	(2)(3)
						1,973,286

Ghana ‐ 4.38%
Republic of Ghana:
		USD	9.25%	09/15/22	3,428,000	3,492,275	(2)(3)
		USD	7.88%	08/07/23	650,000	604,500	(2)(3)
		USD	10.75%	10/14/30	1,579,000	1,776,375	(2)(3)
						5,873,150

Indonesia ‐ 4.95%
Republic of Indonesia:
		IDR	8.25%	07/15/21	46,479,000,000	3,472,130
		IDR	8.38%	09/15/26	42,100,000,000	3,161,313
						6,633,443

Iraq ‐ 4.37%
Republic of Iraq		USD	5.80%	01/15/28	7,331,000	5,855,636	(1)(3)

Ivory Coast ‐ 4.24%
Ivory Coast Government		USD	5.75%	12/31/32	6,121,170	5,685,037	(1)(3)(5)

Kenya ‐ 1.01%
Republic of Kenya		USD	6.88%	06/24/24	1,415,000	1,349,556	(2)(3)

Lebanon ‐ 3.13%
Lebonese Republic:
		USD	6.25%	11/04/24	441,000	413,438
		USD	6.60%	11/27/26	606,000	565,095
		USD	6.75%	11/29/27	1,500,000	1,413,750	(3)
		USD	6.65%	02/26/30	1,972,000	1,801,915	(3)
						4,194,198

Mexico ‐ 5.61%
Mexican Bonos		MXN	10.00%	12/05/24	132,290,000	7,512,778

Nigeria ‐ 1.36%
Republic of Nigeria:
		USD	6.75%	01/28/21	501,000	490,980	(1)
		USD	6.38%	07/12/23	1,428,000	1,332,502	(2)(3)
						1,823,482

Russia ‐ 7.07%
Russian Federation:
		RUB	7.00%	08/16/23	145,950,000	2,081,424
		RUB	7.05%	01/19/28	535,078,000	7,384,702
						9,466,126

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2016

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
South Africa ‐ 8.50%
Republic of South Africa:
		ZAR	7.25%	01/15/20	75,160,000	$5,191,760
		ZAR	10.50%	12/21/26	79,500,000	6,190,655
						11,382,415

Sri Lanka ‐ 0.39%
Republic of Sri Lanka		USD	6.13%	06/03/25	539,000	518,742	(2)

Suriname ‐ 0.25%
Republic of Suriname		USD	9.25%	10/26/26	334,000	334,000	(2)

Turkey ‐ 6.76%
Republic of Turkey:
		TRY	8.30%	06/20/18	5,730,000	1,623,586
		TRY	10.50%	01/15/20	9,700,000	2,839,389
		TRY	7.10%	03/08/23	12,230,000	2,970,555
		USD	6.00%	01/14/41	69,000	63,480
		USD	6.63%	02/17/45	1,570,000	1,556,263	(3)
						9,053,273

Ukraine ‐ 4.55%
Ukraine Government:
		USD	7.75%	09/01/19	29,000	28,203	(2)
		USD	7.75%	09/01/20	2,047,000	1,943,627	(2)(3)
		USD	7.75%	09/01/21	1,862,000	1,757,262	(2)(3)
		USD	7.75%	09/01/23	750,000	690,000	(2)
		USD	7.75%	09/01/25	642,000	578,602	(2)
		USD	7.75%	09/01/27	1,233,000	1,100,453	(2)(3)
						6,098,147

Venezuela ‐ 1.24%
Republic of Venezuela:
		USD	13.63%	08/15/18	400,000	316,000	(1)
		USD	7.75%	10/13/19	2,664,200	1,338,761	(1)
						1,654,761

Zambia ‐ 1.04%
Republic of Zambia		USD	8.97%	07/30/27	1,476,000	1,392,975	(1)(3)

TOTAL SOVEREIGN DEBT OBLIGATIONS						137,690,497
(Cost $151,881,883)

BANK LOANS ‐ 1.47%
Brazil ‐ 1.47%
Banco de Investimentos Credit Suisse
Brasil SA ‐ Brazil Loan Tranche A		USD	6.25%	01/10/18	600,000	606,440
Banco de Investimentos Credit Suisse
Brasil SA ‐ Brazil Loan Tranche B		USD	6.25%	01/10/18	1,350,000	1,364,491
						1,970,931

TOTAL BANK LOANS						1,970,931
(Cost $1,950,000)

CORPORATE BONDS ‐ 30.71%
Algeria ‐ 0.12%
GTH Finance BV		USD	6.25%	04/26/20	159,000	165,360	(2)

Angola ‐ 0.74%
Puma International Financing SA		USD	6.75%	02/01/21	961,000	987,206	(2)

See Notes to Financial Statements.

Annual Report | November 30, 2016	9

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2016

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Argentina ‐ 1.43%
Petrobras Argentina SA		USD	7.38%	07/21/23	1,000,000	$976,250	(2)
YPF SA		USD	8.75%	04/04/24	908,000	939,961	(2)(3)
						1,916,211

Brazil ‐ 4.09%
ESAL GmbH		USD	6.25%	02/05/23	1,054,000	1,008,414	(2)(3)
GTL Trade Finance Inc.		USD	7.25%	04/16/44	1,000,000	910,000	(2)(3)
Marfrig Holdings Europe BV		USD	8.00%	06/08/23	1,000,000	1,003,750	(2)(3)
Minerva Luxembourg SA		USD	6.50%	09/20/26	500,000	471,250	(2)
Petrobras Global Finance BV:
		USD	4.38%	05/20/23	481,000	424,002
		USD	8.75%	05/23/26	1,543,000	1,660,268	(3)
						5,477,684

Chile ‐ 1.43%
GeoPark Latin America Ltd. Agencia en Chile		USD	7.50%	02/11/20	416,000	382,720	(2)
VTR Finance BV		USD	6.88%	01/15/24	1,500,000	1,530,000	(2)(3)
						1,912,720

Colombia ‐ 0.41%
Empresas Publicas de Medellin ESP		COP	8.38%	02/01/21	500,000,000	159,103	(1)
Millicom International Cellular SA		USD	6.63%	10/15/21	369,000	387,450	(2)
						546,553

Ecuador ‐ 3.91%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	Libor+5.63%	USD	6.49%	09/24/19	5,268,000	5,235,075	(1)(3)(4)

Guatemala ‐ 0.75%
Comcel Trust via Comunicaciones
Celulares SA		USD	6.88%	02/06/24	1,000,000	1,002,500	(2)(3)

India ‐ 0.52%
Vedanta Resources PLC:
		USD	6.00%	01/31/19	442,000	443,105	(2)
		USD	8.25%	06/07/21	169,000	174,818	(2)
		USD	7.13%	05/31/23	84,000	80,010	(2)
						697,933

Kazakhstan ‐ 1.48%
Zhaikmunai LLP		USD	7.13%	11/13/19	2,136,000	1,981,140	(2)(3)

Macau ‐ 0.47%
Studio City Co. Ltd.		USD	7.25%	11/30/21	621,000	638,854	(2)

Mexico ‐ 9.26%
America Movil SAB de CV		MXN	6.00%	06/09/19	50,000,000	2,333,617
Metalsa SA de CV		USD	4.90%	04/24/23	481,000	452,140	(2)
Mexichem SAB de CV		USD	5.88%	09/17/44	725,000	632,562	(2)
Petroleos Mexicanos:
		USD	6.88%	08/04/26	1,885,000	1,934,576	(1)(3)
		MXN	7.47%	11/12/26	60,000,000	2,383,554
		USD	5.50%	06/27/44	173,000	134,680
		USD	5.63%	01/23/46	472,000	366,886
		USD	6.75%	09/21/47	344,000	301,299	(2)
Sixsigma Networks Mexico SA de CV		USD	8.25%	11/07/21	1,250,000	1,168,750	(2)(3)
Southern Copper Corp.		USD	5.25%	11/08/42	3,000,000	2,700,450	(3)
						12,408,514

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2016

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
South Africa ‐ 2.72%
Eskom Holdings SOC Ltd.		USD	7.13%	02/11/25	3,704,000	$3,644,736	(2)(3)

Venezuela ‐ 3.38%
Petroleos de Venezuela:
		USD	6.00%	05/16/24	10,272,061	3,865,890	(1)
		USD	6.00%	11/15/26	1,800,000	661,860	(1)
						4,527,750

TOTAL CORPORATE BONDS						41,142,236
(Cost $43,887,217)

EXCHANGE TRADED FUNDS ‐ 6.04%
iShares® MSCI Brazil Capped ETF		USD	N/A	N/A	89,000	2,980,610
iShares® MSCI Turkey ETF		USD	N/A	N/A	160,673	5,112,615

TOTAL EXCHANGE TRADED FUNDS						8,093,225
(Cost $12,869,470)

Total Investments ‐ 141.01%						188,896,889
(Cost $210,588,570)
Liabilities in Excess of Other Assets ‐ (41.01)%						(54,936,431	)(6)

Net Assets ‐ 100.00%						$133,960,458

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
COP	-	Columbian Peso
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2016, the aggregate market value of those securities was $43,589,444, which represents approximately 32.54% of net assets.

(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $40,264,031, which represents approximately 30.06% of net assets as of November 30, 2016.

(3)	On November 30, 2016, securities valued at $77,457,405 were pledged as collateral for reverse repurchase agreements.
(4)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2016.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2016.
(6)	Includes cash which is being held as collateral for derivatives.

See Notes to Financial Statements.

Annual Report | November 30, 2016	11

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2016

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	4,251,200	Sale	01/11/17	$4,515,935	$14,186
J.P. Morgan Chase & Co.	EUR	4,446,440	Sale	12/09/16	4,715,159	144,252
						$158,438

Citigroup Global Markets	EUR	4,240,216	Purchase	12/09/16	$4,496,472	$(12,794)
J.P. Morgan Chase & Co.	EUR	206,223	Purchase	12/09/16	218,686	(546)
						$(13,340)

**	The contracted amount is stated in the currency in which the contract is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Amount
Credit Suisse First Boston	1.500%	12/16/2015	$2,921,729
Credit Suisse First Boston	0.900%	12/17/2015	784,346
Credit Suisse First Boston	1.000%	12/18/2015	1,770,000
Credit Suisse First Boston	1.500%	01/27/2016	1,015,391
Credit Suisse First Boston	1.250%	02/18/2016	986,379
Credit Suisse First Boston	1.000%	03/02/2016	396,500
Credit Suisse First Boston	1.500%	06/02/2016	1,904,090
Credit Suisse First Boston	1.500%	06/03/2016	2,190,000
Credit Suisse First Boston	1.500%	06/06/2016	724,130
Credit Suisse First Boston	1.250%	06/08/2016	2,533,822
Credit Suisse First Boston	1.500%	06/08/2016	4,367,364
Credit Suisse First Boston	1.250%	06/13/2016	3,634,520
Credit Suisse First Boston	1.500%	06/16/2016	8,508,325
Credit Suisse First Boston	1.250%	07/18/2016	6,940,929
Credit Suisse First Boston	1.250%	07/22/2016	2,357,524
Credit Suisse First Boston	1.500%	07/22/2016	3,081,636
Credit Suisse First Boston	1.500%	07/26/2016	1,441,800
Credit Suisse First Boston	1.250%	07/29/2016	1,044,225
Credit Suisse First Boston	1.500%	08/10/2016	936,000
Credit Suisse First Boston	1.500%	08/11/2016	2,477,644
Credit Suisse First Boston	1.250%	09/08/2016	1,540,772
Credit Suisse First Boston	1.500%	09/08/2016	2,289,179
Credit Suisse First Boston	1.250%	09/14/2016	1,995,000
Credit Suisse First Boston	1.250%	09/26/2016	1,544,380
Credit Suisse First Boston	1.500%	10/18/2016	2,634,842
Credit Suisse First Boston	1.400%	11/30/2016	1,649,663
J.P. Morgan Chase & Co.	0.650%	10/18/2016	1,546,106
			$63,216,296

All agreements can be terminated by either party on demand at value plus accrued interest.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at November 30, 2016(2)	Notional Amount(3)	Value	Upfront Premiums Received	Unrealized Appreciation
Petroleos de	Credit Suisse
Venezuela	First Boston	5.000%	12/20/2016	140.589%	$2,240,000	$(160,670)	$555,341	$394,671
Petroleos de	Credit Suisse
Venezuela	First Boston	5.000%	12/20/2016	140.589%	2,490,000	(178,601)	753,534	574,933
						$(339,271)	$1,308,875	$969,604

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2016

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - BUY PROTECTION(4)

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at November 30, 2016(2)	Notional Amount(3)	Value	Upfront Premiums Paid	Unrealized Depreciation

Petroleos de Venezuela	Deutsche Bank	5.000%	06/20/2017	70.724%	$2,400,000	$663,043	$(720,000)	$(56,957)
						$663,043	$(720,000)	$(56,957)

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Value	Unrealized Appreciation/(Depreciation)
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/06/2025	$16,700,000	1.975%	$187,579	$187,579
						$187,579	$187,579

Receive	Chicago Mercantile Exchange	3 month LIBOR	12/23/2024	$150,000	2.309%	$(2,217)	$(2,217)
						$(2,217)	$(2,217)

See Notes to Financial Statements.

Annual Report | November 30, 2016	13

Stone Harbor Emerging Markets Total Income Fund	Statement of Assets & Liabilities

November 30, 2016

ASSETS:
Investments, at value(1)	$188,896,889
Foreign currency, at value (Cost 109,443)	110,124
Unrealized appreciation on credit default swap contracts	969,604
Variation margin receivable on interest rate swap contracts	77,675
Unrealized appreciation on forward foreign currency contracts	158,438
Swap premiums paid	720,000
Receivable for investments sold	9,142,641
Deposits with brokers for interest rate swap contracts	806,184
Deposits with brokers for reverse repurchase agreements	841,321
Receivable on credit default swap contracts	23,300
Interest receivable	4,454,237
Prepaid and other assets	13,295
Total Assets	206,213,708

LIABILITIES:
Bank overdraft	1,295,263
Payable for reverse repurchase agreements	63,216,296
Interest payable on reverse repurchase agreements	373,433
Payable due to brokers for credit default swap contracts	240,000
Swap premiums received	1,308,875
Payable for investments purchased	5,444,746
Unrealized depreciation on forward foreign currency contracts	13,340
Unrealized depreciation on credit default swap contracts	56,957
Payable to adviser	168,876
Payable to administrator	29,050
Other payables	106,414
Total Liabilities	72,253,250
Net Assets	$133,960,458

NET ASSETS CONSIST OF:
Paid‐in capital	$212,579,385
Distribution in excess of net investment income	(10,057,579)
Accumulated net realized loss	(48,016,803)
Net unrealized depreciation	(20,544,545)
Net Assets	$133,960,458

PRICING OF SHARES:
Net Assets	$133,960,458
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	9,613,154
Net assets value, offering and redemption price per share	$13.94

(1) Cost of Investments	$210,588,570

See Notes to Financial Statements.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Operations

	For the Fiscal Period Ended November 30, 2016(1)	For the Year Ended May 31, 2016
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $3,430 and $69,924)	$7,600,827	$22,252,686
Dividends	232,879	360,238
Total Investment Income	7,833,706	22,612,924

EXPENSES:
Investment advisory fees	1,038,603	1,952,445
Interest on reverse repurchase agreements	408,285	487,328
Administration fees	159,929	302,842
Custodian fees	43,075	93,431
Professional fees	96,380	139,455
Printing fees	19,092	29,192
Trustee fees	7,315	12,477
Transfer agent fees	9,699	18,540
Insurance fees	12,057	23,366
Other	21,609	46,395
Total Expenses	1,816,044	3,105,471
Net Investment Income	6,017,662	19,507,453

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(1,853,287)	(41,099,483)
Credit default swap contracts	2,642,597	345,708
Written options	–	347,642
Interest rate swap contracts	(84,015)	(962,164)
Forward foreign currency contracts	57,522	(1,379,918)
Foreign currency transactions	67,723	(440,378)
Net realized gain/(loss)	830,540	(43,188,593)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,776,072	13,878,380
Credit default swap contracts	(1,422,965)	2,325,332
Interest rate swap contracts	669,555	(569,567)
Forward foreign currency contracts	112,630	(403,700)
Translation of assets and liabilities denominated in foreign currencies	(119,879)	143,773
Net change in unrealized appreciation	1,015,413	15,374,218
Net Realized and Unrealized Gain/(Loss) on Investments	1,845,953	(27,814,375)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,863,615	$(8,306,922)

(1)	Effective July 20, 2016, the Board approved changing the fiscal year-end from May 31 to November 30. The fiscal period is June 1, 2016 through November 30, 2016.

See Notes to Financial Statements.

Annual Report | November 30, 2016	15

Stone Harbor Emerging Markets Total Income Fund	Statements of Changes in Net Assets

	For the Fiscal Period Ended November 30, 2016(1)	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
OPERATIONS:
Net investment income	$6,017,662	$19,507,453	$18,876,723
Net realized gain/(loss)	830,540	(43,188,593)	(18,673,729)
Net change in unrealized appreciation/(depreciation)	1,015,413	15,374,218	(25,864,247)
Net increase/(decrease) in net assets resulting from operations	7,863,615	(8,306,922)	(25,661,253)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(11,819,608)	(17,430,570)
From tax return of capital	(8,715,285)	(5,610,962)	–
Net decrease in net assets from distributions to shareholders	(8,715,285)	(17,430,570)	(17,430,570)

Net Decrease in Net Assets	(851,670)	(25,737,492)	(43,091,823)

NET ASSETS:
Beginning of year	134,812,128	160,549,620	203,641,443
End of year(including undistributed/(overdistributed) net investment income of $(10,057,579), $(16,728,316) and $1,000,004)	$133,960,458	$134,812,128	$160,549,620

OTHER INFORMATION:
Share Transactions:
Beginning shares	9,613,154	9,613,154	9,613,154
Shares outstanding ‐ end of year	9,613,154	9,613,154	9,613,154

(1)	Effective July 20, 2016, the Board approved changing the fiscal year-end from May 31 to November 30. The fiscal period is June 1, 2016 through November 30, 2016.

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Cash Flows

	For the Fiscal Period Ended November 30, 2016(1)	For the Year Ended May 31, 2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/decrease in net assets from operations	$7,863,615	$(8,306,922)
Purchase of investment securities	(107,280,768)	(190,874,021)
Proceeds from disposition of investment securities	84,344,557	226,368,620
Purchased options transactions	–	(628,440)
Proceeds from sale of option contracts	–	3,678,640
Premiums received from written options transactions	–	465,088
Premiums paid from closing written options transactions	–	(49,840)
Net (purchase)/sale of short‐term investment securities	4,096,976	(1,937,665)
Net amortization of discounts and accretion of premiums	(424,881)	(3,959,953)
Net realized (gain)/loss on:
Investments	1,853,287	41,099,483
Written options	–	(347,642)
Net change in unrealized (appreciation)/depreciation on:
Investments	(1,776,072)	(13,878,380)
Credit default swap contracts	1,422,965	(2,325,332)
Forward foreign currency contracts	(112,630)	403,700
Increase in deposits with brokers for credit default swap contracts, interest rate swap contracts, reverse repurchase agreements, and forward foreign currency contracts	(308,251)	(107,647)
(Increase)/Decrease in dividends and interest receivable	(212,678)	1,105,460
(Increase)/Decrease in receivable on credit default swap contracts	89,780	(107,538)
Increase in variation margin receivable	(77,675)	–
(Increase)/Decrease in prepaid and other assets	(3,157)	15,686
Increase in bank overdraft	1,295,263	–
Decrease in payable due to brokers for reverse repurchase agreements, credit default swaps and forward foreign currency contracts	(897,000)	(249,000)
Decrease in variation margin payable on interest rate swap contracts	(8,732)	(51,660)
Increase/(Decrease) in payable to adviser	20,881	(52,411)
Increase/(Decrease) in payable to administrator	3,936	(34,949)
Increase/(Decrease) in other payables	(24,953)	14,122
Increase in interest due on reverse repurchase agreements	229,048	30,496
Increase/(Decrease) in premiums received for credit default swap contracts	(2,085,977)	2,504,847
Decrease in interest payable for interest rate swap contracts	–	(225,386)
Net cash provided by operating activities	(11,992,466)	52,549,356

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments for reverse repurchase agreements	(74,041,681)	(264,711,356)
Cash payments from reverse repurchase agreements	91,724,625	231,042,104
Cash distributions paid	(8,715,285)	(17,430,570)
Net cash provided by financing activities	8,967,659	(51,099,822)

Effect of exchange rates on cash	681	–

Net (increase)/decrease in cash	(3,024,126)	1,449,534
Cash, beginning balance	3,134,250	1,684,716
Cash, ending balance	$110,124	$3,134,250

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements:	$179,237	$456,832

(1)	Effective July 20, 2016, the Board approved changing the fiscal year-end from May 31 to November 30. The fiscal period is June 1, 2016 through November 30, 2016.

See Notes to Financial Statements.

Annual Report | November 30, 2016	17

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Fiscal Period Ended November 30, 2016(1)		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Period October 25, 2012 (Commencement of Operations) to May 31, 2013
Net asset value ‐ beginning of period	$14.02		$16.70		$21.18	$23.18	$23.88
Income/(loss) from investment operations:
Net investment income(2)	0.63		2.03		1.96	1.69	0.95
Net realized and unrealized gain/(loss) on investments	0.20		(2.90)		(4.63)	(1.88)	(0.60)
Total income/(loss) from investment operations	0.83		(0.87)		(2.67)	(0.19)	0.35

Less distributions to common shareholders:
From net investment income	–		(1.23)		(1.81)	(1.56)	(0.85)
From net realized gains	–		–		–	(0.08)	(0.15)
From tax return of capital	(0.91)		(0.58)		–	(0.17)	–
Total distributions	(0.91)		(1.81)		(1.81)	(1.81)	(1.00)

Capital share transactions:
Common share offering costs charged to paid‐in capital	–		–		–	–	(0.05)
Total capital share transactions	–		–		–	–	(0.05)
Net Decrease in Net Asset Value	(0.08)		(2.68)		(4.48)	(2.00)	(0.70)
Net asset value ‐ end of period	$13.94		$14.02		$16.70	$21.18	$23.18
Market price ‐ end of period	$13.00		$12.54		$14.86	$19.95	$23.95

Total Return(3)(4)	5.93%		(2.68%)		(12.18%)	0.28%	1.12%
Total Return ‐ Market Price(3)(4)	10.44%		(2.18%)		(17.04%)	(8.58%)	(0.20%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$134		$135		$161	$204	$223
Ratio of expenses to average net assets	2.51	%(5)(6)	2.26	%(7)	2.13%	2.14%	1.87	%(5)
Ratio of net investment income to average net assets	8.32	%(5)	14.21%		10.58%	8.25%	6.48	%(5)
Ratio of expenses to average managed assets(8)	1.75	%(5)(6)	1.59	%(7)	1.47%	1.49%	1.44	%(5)
Portfolio turnover rate	47%		99%		79%	91%	112%

Borrowings at End of Period
Aggregate Amount Outstanding (in millions)	$63		$46		$79	$82	$73
Asset Coverage (in thousands)	$3		$4		$3	$3	$4

(1)	Effective July 20, 2016, the Board approved changing the fiscal year-end from May 31 to November 30. The fiscal period is June 1, 2016 through November 30, 2016.
(2)	Calculated using average shares throughout the period.
(3)
Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	For the fiscal period ended November 30, 2016, includes borrowing costs of 0.56% to average net assets and 0.39% to average managed assets.
(7)	For the year ended May 31, 2016, includes borrowing costs of 0.36% to average net assets and 0.25% to average managed assets.
(8)	Average managed assets represent average net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s inception date is October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.” Effective July 20, 2016, the Board of EDI approved changing the fiscal year-end from May 31 to November 30.

The Fund’s investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt includes fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank Loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If, on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Exchange Traded Funds (“ETFs”) are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. Over-the-counter traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

Annual Report | November 30, 2016	19

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of November 30, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$137,690,497	$–	$137,690,497
Bank Loans	–	–	1,970,931	1,970,931
Corporate Bonds	–	41,142,236	–	41,142,236
Exchange Traded Funds	8,093,225	–	–	8,093,225
Total	$8,093,225	$178,832,733	$1,970,931	$188,896,889

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$158,438	$–	$158,438
Credit Default Swap Contracts	–	969,604	–	969,604
Interest Rate Swap Contracts	–	187,579	–	187,579

Liabilities
Forward Foreign Currency Contracts	–	(13,340)	–	(13,340)
Credit Default Swap Contracts	–	(56,957)	–	(56,957)
Interest Rate Swap Contracts	–	(2,217)	–	(2,217)
Total	$–	$1,243,107	$–	$1,243,107

*	For detailed country descriptions, see accompanying Statement of Investments.
**
Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. For liabilities arising from bank overdrafts, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of November 30, 2016, the liabilities related to bank overdrafts used level 2 inputs.

There were no transfers in or out of Levels 1 and 2 during the period ended November 30, 2016. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2016	Accrued discount/premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Balance as of November 30, 2016	Net change in unrealized appreciation/(depr eciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2016
Stone Harbor Emerging Markets Total Income
Bank Loans	$1,219,920	$-	$-	$1,011	$750,000	$-	$1,970,931	$1,011
Credit Linked Notes	3,675,903	61,933	(1,201,892)	1,320,396	-	(3,856,340)	-	-
Total	$4,895,823	$61,933	$(1,201,892)	$1,321,407	$750,000	$(3,856,340)	$1,970,931	$1,011

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Annual Report | November 30, 2016	21

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. As all agreements can be terminated by either party on demand, face value approximates fair value at November 30, 2016. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. During the period ended November 30, 2016, the average amount of reverse repurchase agreements was $62,829,204, at a weighted average interest rate of 1.28%.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

22	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Annual Report | November 30, 2016	23

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 1 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: The Fund engaged in currency transactions with counterparties during the period ended November 30, 2016 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund invested in swap agreements during the period ended November 30, 2016. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund entered into credit default swap contracts during the period ended November 30, 2016 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: The Fund engaged in interest rate swaps during the period ended November 30, 2016. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Annual Report | November 30, 2016	25

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of November 30, 2016:

Risk Exposure	Location	Fair Value	Location	Fair Value
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$969,604	Unrealized depreciation on credit default swap contracts	$(56,957)
Interest Rate Risk (Swap Contracts)*	Unrealized appreciation on interest rate swap contracts	187,579	Unrealized depreciation on interest rate swap contracts	(2,217)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	158,438	Unrealized depreciation on forward foreign currency contracts	(13,340)
Total		$1,315,621		$(72,514)

*
The value presented includes cumulative gain/(loss) on open interest rate swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable as of November 30, 2016.

The forward foreign currency contracts, credit default swaps, and interest rate swaps average value during the period ended November 30, 2016 is noted below:

Forward Foreign Currency Contracts	Credit Default Swap Contracts	Interest Rate Swap Contracts
$ (6,216,806)	$ (517,238)	$ (624,158)

For the period ended November 30, 2016 the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$57,522	$112,630
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	2,642,597	(1,422,965)
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts/Net change in unrealized appreciation/(depreciation) on interest rate swap contracts	(84,015)	669,555
Total		$2,616,104	$(640,780)

Offsetting  Arrangements:  Certain  derivative  contracts  and  reverse  repurchase  agreements  are  executed  under  standardized  netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.  These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

The following table presents derivative financial instruments and reverse repurchase arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2016.

Offsetting of Derivatives Assets
November 30, 2016
					Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Forward foreign currency contracts	$158,438	$–	$158,438	$(13,340)	$–	$145,098
Credit default swap contracts	969,604	–	969,604	–	–	969,604
Total	$1,128,042	$–	$1,128,042	$(13,340)	$–	$1,114,702

Offsetting of Derivatives Liabilities
November 30, 2016
					Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Forward foreign currency contracts	$13,340	$–	$13,340	$(13,340)	$–	$–
Reverse repurchase agreements	63,216,296	–	63,216,296	(63,216,296)	–	–
Credit default swap contracts	56,957	–	56,957	–	–	56,957
Total	$63,286,593	$–	$63,286,593	$(63,229,636)	$–	$56,957

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal periods ended November 30, 2016 and May 31, 2016 was as follows:

	November 30, 2016	May 31, 2016
Ordinary Income	$–	$11,819,608
Return of Capital	8,715,285	5,610,962
Total	$8,715,285	$17,430,570

Annual Report | November 30, 2016	27

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

Components of Distributable Earnings on a Tax Basis: As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	$(46,491,305)
Unrealized Depreciation	(30,647,018)
Cumulative Effect of Other Timing Difference*	(1,480,604)
Total	$(78,618,927)

*	Other temporary differences due to timing consist of mark-to-market on forward foreign currency contracts and amortization of credit default swap expenses.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period ended November 30, 2016, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies and certain other investments. The amounts reclassified did not affect  net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Total Income Fund	$(459,624)	$653,075	$(193,451)

Included in the amounts reclassified was a net operating loss offset to PIC of $459,624.

Capital Losses: As of November 30, 2016 the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the Code.

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Total Income Fund	$20,870,588	$25,312,708

The Fund elects to defer to the period ending November 30, 2017, capital losses recognized during the period November 1, 2016 to November 30, 2016 in the amount of:

Fund	Amount
Stone Harbor Emerging Markets Total Income Fund	$308,009

Unrealized Appreciation and Depreciation on Investments: At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(31,794,154)
Net appreciation of foreign currency and derivatives	1,147,136
Net unrealized depreciation	$(30,647,018)
Cost of investments for income tax purposes	$220,691,043

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”).

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2016

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund’s Managed Assets.

State Street Bank and Trust Company serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

The Fund, along with the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Investment Funds (collectively, the “Stone Harbor Fund Complex”) paid each Trustee who is not an interested person of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees (as defined below) of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation for performing the duties of their office.

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the period ended November 30, 2016, were  as follows:

Purchases	Sales
$108,647,395	$93,442,426

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. SUBSEQUENT EVENTS

Shareholder Distributions: On December 29, 2016, the Fund paid the regularly scheduled distribution in the amount of $0.1511 per share to shareholders of record as of December 16, 2016. On January 26, 2017, the Fund paid the regularly scheduled distribution in the amount of $0.1511 per share to shareholders of record as of January 13, 2017.

Annual Report | November 30, 2016	29

Stone Harbor Emerging Markets Total Income Fund	Summary of Dividend Reinvestment Plan

November 30, 2016 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

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Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2016 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the SEC’s website at http://www.sec.gov, or (2) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the year ended November 30, 2016. The Fund designates the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2015:

Stone Harbor Emerging Markets Total Income Fund
Dividends Received Deduction Percentage	0.00%
Qualified Dividend Income Percentage	0.00%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

PRIVACY POLICY

The Fund has adopted the following privacy policies in order to safeguard the personal information of the Fund’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.
The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.
The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4.
The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Annual Report | November 30, 2016	31

Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2016 (Unaudited)

Consistent with these policies, the Fund adopts the following procedures:

1.
The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.
The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund’s customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, shares of the Fund are held through financial intermediaries which are not considered “customers” of the Fund for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Total Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites. Cyber security and other operational and technology failures or breaches of the Fund’s service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Fund invests.

ADDITIONAL INFORMATION

The Fund enters into contractual arrangements with various parties, including, among others, the Funds’ Adviser, shareholder service provider, custodian, transfer agent and administrator, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither the Fund’s original or any subsequent prospectus or statement of additional information, any press release or shareholder report or any contracts filed as exhibits to the Fund’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

32	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2016 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES
Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2012 Term Expires: 2017	Columbia University - Associate Professor, 2000- Present; Consultant, 1991-Present.	11
Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Grosvenor Registered Multi-Strategy Fund, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Fund II, Excelsior Private Markets Fund III, Excelsior Venture Partners III, UST Global Private Markets and NB CrossRoads Private Markets Fund.

Heath B. McLendon 1933	Trustee	Trustee: Since 2012	Retired since 2006; formerly Citigroup - Chairman of Equity Research Oversight	11	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund
Class II		Term Expires: 2018	Committee.
Patrick Sheehan 1947	Trustee	Trustee: Since 2012	Retired since 2002; formerly, Citigroup Asset Management-Managing Director and Fixed	11	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund
Class III		Term Expires: 2019	Income Portfolio Manager.
Glenn Marchak 1956	Trustee	Trustee: Since 2015	Consultant and Private Investor.	11	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Class II		Term Expires: 2018

Annual Report | November 30, 2016	33

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)
Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Bruce Speca 1956 Class III	Trustee	Trustee: Since 2016 Term Expires: 2017	Trustee, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present); Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	11	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds
INTERESTED TRUSTEE
Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2017	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	11	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund

34	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2016 (Unaudited)

OFFICERS
Name and Year of Birth(1)	Position(s) Held with the Fund(2)	Term of Office And Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2012
Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Pablo Cisilino 1967	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

James E. Craige 1967	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.

David Griffiths 1964	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.

David A. Oliver 1959	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.

Annual Report | November 30, 2016	35

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2016 (Unaudited)

OFFICERS (CONTINUED)
Name and Year of Birth(1)	Position(s) Held with the Fund(2)	Term of Office And Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
David Scott 1961	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.

Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014
Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.

Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2012
Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.

Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since 2012
Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

Amanda Suss 1969	Treasurer	Since 2014
Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.

Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011; Secretary Centaur Funds.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, since 2013, and Fund Accountant, 2007 to 2013, ALPS Fund Services, Inc.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser.
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)
The term “Fund Complex” as used in this table includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund, Stone Harbor 500 Plus Fund and Stone Harbor Emerging Markets Income Fund. As of November 30, 2016, the Stone Harbor Emerging Markets Debt Blend Fund and the Stone Harbor 500 Plus Fund had not commenced operations.

36	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Benchmark Descriptions

November 30, 2016 (Unaudited)

Index	Description
J.P. Morgan EMBI Global Diversified
The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar- denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

J.P. Morgan CEMBI Broad Diversified
The J.P. Morgan CEMBI Broad Diversified (CEMBI Broad Diversified) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

J.P. Morgan GBI-EM Global Diversified
The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Annual Report | November 30, 2016	37

INVESTMENT ADVISER
Stone Harbor Investment Partners LP
31 W. 52nd Street 16th Floor
New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

TRANSFER AGENT
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310

CUSTODIAN
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210

LEGAL COUNSEL
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, Colorado 80202

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no substantive amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the last two fiscal periods are set forth in the table below:

Audit Fees
For the Period June 1, 2016 – November 30, 2016*	2016	2015
$52,000	$69,500	$60,500

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30.

(b)
Audit-Related Fees: The aggregate fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item for the last two fiscal periods are set forth in the table below:

Audit Related Fees
For the Period June 1, 2016 – November 30, 2016*	2016	2015
$0	$0	$0

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30.

(c)
Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the last two fiscal periods are set forth in the table below:

Tax Fees
For the Period June 1, 2016 – November 30, 2016*	2016	2015
$3,215	$5,040	$5,040

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30.

The fees for these fiscal periods were for services pertaining to federal income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)
All Other Fees: The aggregate fees billed for for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for the last two fiscal periods are set forth in the table below:

All Other Fees
For the Period June 1, 2016 – November 30, 2016*	2016	2015
$0	$0	$0

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal periods are set forth in the table below:

Aggregate Non-Audit Fees
For the Period June 1, 2016 – November 30, 2016*	2016	2015
$0	$0	$0

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Alan J. Brott, Chairman
Heath B. McLendon
Patrick Sheehan
Glenn Marchak
Bruce Speca

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Registrant’s proxy voting policies and procedures is attached as EX99. Item 7 hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies as of February 8, 2017.

(a)(1)

Name	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter J. Wilby	President and Chief Executive Officer	Since 2012
Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Pablo Cisilino	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; Since July 2006, Portfolio Manager of Stone Harbor Investment Partners LP; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

James E. Craige	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor of Stone Harbor Investment Partners LP; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.

Name	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
David Griffiths	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor of Stone Harbor Investment Partners LP; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.

David A. Oliver	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor Investment Partners LP; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.

William Perry	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor of Stone Harbor Investment Partners LP; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.

David Scott	Executive Vice President	Since 2012
Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor of Stone Harbor Investment Partners LP; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1983.

(a)(2) As of November 30, 2016, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets ($mm)	# of Accounts	Total Assets ($mm)	# of Accounts	Total Assets ($mm)
Peter Wilby, CFA	12	6,145	28 [1]	9,928	66 [2]	17,337
Pablo Cisilino	9	5,484	18 [1]	9,131	52 [2]	14,770
James Craige, CFA	9	5,484	18 [1]	9,131	52 [2]	14,770
David Griffiths	9	5,484	18 [1]	9,131	52 [2]	14,770
David Oliver, CFA	9	5,484	18 [1]	9,131	52 [2]	14,770
William Perry	9	5,484	18 [1]	9,131	52 [2]	14,770
David Scott	9	5,484	18 [1]	9,131	52 [2]	14,770

#	of Accounts does not include investors in Stone Harbor's pooled vehicles.
[1]
Five accounts invested in Stone Harbor's pooled investment vehicles of combined total market value $810 mm and one segregated account of total market value $162 mm are subject to a performance-based advisory fee.

[2]	Three segregated accounts of total market value $3,203 mm are subject to a performance-based advisory fee.

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services, which may directly or indirectly affect the portfolio manager’s compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Managed Assets, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

Broad and Wide-Ranging Activities. The portfolio managers, the Investment Manager and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Investment Manager and its affiliates may engage in activities where the interests of the Investment Manager and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Investment Manager and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Investment Manager and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Investment Manager and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

(a)(3) Portfolio Manager Compensation as of November 30, 2016.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus. The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the J.P. Morgan GBI-EM Global Diversified Index, the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan CEMBI Broad Diversified Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of November 30, 2016.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby	$500,001-$1,000,000
Pablo Cisilino	$100,001-$500,000
James Craige	$500,001-$1,000,000
David Griffiths	$0
David Oliver	$0
William Perry	$10,001-$50,000
David Scott	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Registrant’s proxy voting policies and procedures are attached hereto as Ex99. Item 7.

(d)
Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated October 12, 2011, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 9, 2017

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	February 9, 2017